PAMPA DE PONGO PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT is made and dated this 24th day of October, 2008.

AMONG:

CARDERO RESOURCE CORP., a body corporate subsisting under the laws of British Columbia, having an office at 1920-1188 West Georgia Street, Vancouver, British Columbia, CANADA  V6E 4A2

("Cardero")

AND:

CARDERO HIERRO DEL PERU S.A.C, a body corporate subsisting under the laws of the Republic of Peru, having an office at Alfredo Roldan 146, San Isidro, Lima L-27, Peru

("Cardero Peru")

AND:

NANJINZHAO GROUP CO., LTD., a body corporate subsisting under the laws of the Peoples' Republic of China, having an office at Nanjin Village, Fenghuang Town, Linzi District, Zibo City, Shangdong Province, Peoples' Republic of China

("Nanjinzhao")

W H E R E A S:

A.

Cardero Peru owns 100% of certain minerals rights referred to as the "Pampa de Pongo" mineral property and located in Caraveli Province, Arequipa Department, Peru (as more particularly set forth and described in Schedule "B" attached hereto (the "Property"));

B.

Cardero is the ultimate parent company of Cardero Peru;

C.

Nanjinzhao wishes to purchase the Property from Cardero Peru upon the terms and conditions more particularly herein set forth.

NOW THEREFORE, in consideration of the mutual promises and agreements herein set forth, the parties agree each with the other as follows:

1.

Agreement to Purchase

Nanjinzhao agrees to purchase, and Cardero Peru agrees to sell, the Property upon the terms and conditions herein set forth.

2.

Consideration

The consideration to be paid by Nanjinzhao to acquire the Property will be the sum of US TWO HUNDRED MILLION (USD 200,000,000) DOLLARS, which will be payable as follows:

(a)

as to the sum of US TEN MILLION (USD 10,000,000) DOLLARS, by way of a deposit (the "Deposit") paid by Nanjinzhao to Cardero Peru in accordance with paragraph 6; and

(b)

as to the balance of US ONE HUNDRED AND NINETY MILLION (USD 190,000,000) DOLLARS (the "Balance"), on or before the day which is NINE (9) MONTHS after the delivery to Nanjinzhao of the Sale Confirmation Notice (as defined in paragraph 5).

3.

Representations & Warranties

Cardero and Cardero Peru make the following representations and warranties to Nanjinzhao:

(a)

the mining claims comprising the Property are presently in the process of being transferred to Cardero Peru, and Cardero Peru is responsible for securing the transfer to it of the mining claims comprising the Property within a period of THIRTY (30) DAYS from the date of execution of this agreement (the "Signing Date"), and Cardero Peru will deliver to Nanjinzhao certified extracts from the applicable mining recorder's evidencing the title of Cardero Peru to the Property;

(b)

to the best of its knowledge, the technical information and data with respect to the Property provided by Cardero to Nanjinzhao was prepared in good faith and is reliable, including, without limitation:

(i)

the location of the drill holes, all of which are located within the Property boundaries,

(ii)

the airborne magnetic survey data, and

(iii)

the geological maps and assay data,

provided that it is understood that Cardero and Cardero Peru do not make any representations or warranties with respect to the existence, status, quality, quantity or nature of any mineralization, mineral resources or mineral reserves on the Property; and

(c)

within FORTY-FIVE (45) DAYS after the Signing Date, the existing drilling permit for the Property dated April 28, 2008 and valid until June 28, 2009 will be transferred to Cardero Peru.

4.

Transfer of Title to Property

On or before the day which is TEN (10) BUSINESS DAYS after the receipt by Cardero Peru of the Deposit, Cardero Peru will transfer title to the Property to a Peruvian subsidiary of Nanjinzhao.

5.

Rio Tinto Right of First Offer

Nanjinzhao acknowledges that the sale of the property to Nanjinzhao is subject to Rio Tinto Mining and Exploration Limited ("Rio Tinto") declining to exercise its existing right of first offer (the "Rio Right") with respect to the Property (which must be exercised, if at all, within forty-five (45) days following the receipt by Rio Tinto of notice of the Acquisition).  In this regard, as soon as practicably possible following the Signing Date, Cardero will give the required notice to Rio Tinto with respect to the Acquisition (and will advise Nanjinzhao of the effective date of the receipt thereof by Rio Tinto), and:

(a)

if Rio Tinto provides notice that it intends to exercise the Rio Right on or before the 45th day (the "Rio Acceptance Deadline") after the receipt by Rio Tinto from Cardero of notice of the Acquisition, Cardero will promptly provide written notice to that effect to Nanjinzhao (the "Sale Cancellation Notice"), whereupon (if then received by Cardero Peru) Cardero Peru will forthwith repay the Deposit to Nanjinzhao and all rights and obligations of the parties hereunder will thereupon be terminated; or

(b)

if Rio Tinto either:

(i)

advises Cardero prior to the Rio Acceptance Deadline that it will not be exercising the Rio Right and will not be proceeding with the acquisition of the Property, or

(ii)

fails to provide any notice as to its intentions with respect to the Rio Right on or before the Rio Acceptance Deadline,

Cardero will provide written notice to Nanjinzhao to that effect (the "Sale Confirmation Notice") and thereupon this agreement will continue in full force and effect.

6.

Deposit

On or before the day which is THREE (3) MONTHS after the delivery of the Sale Confirmation Notice, Nanjinzhao will pay to Cardero Peru, in accordance with wire transfer instructions to be provided by Cardero Peru to Nanjinzhao, the sum of US TEN MILLION (USD 10,000,000) DOLLARS (the "Deposit").  If:

(a)

the Acquisition is not completed due to:

(i)

the exercise by Rio Tinto of its right of first offer (as described in paragraph 5), or

(ii)

any other matter within the reasonable control of Cardero, including any of the circumstances specified in subparagraphs 9(a) or (b),

the Deposit (if then received by Cardero Peru) will be repaid to Nanjinzhao;

(b)

the Transaction is not completed for any reason other than as provided in subparagraph (a), the Deposit will be retained by Cardero Peru, the parties agreeing that such amount is a genuine pre-estimate of the damages to be suffered by Cardero Peru if Nanjinzhao fails to complete the Acquisition other than by reason of the circumstances specified in subparagraph (a); and

(c)

if the Acquisition is completed and the Balance is paid by Nanjinzhao, the Deposit will be retained by Cardero Peru as part of the purchase consideration as specified in subparagraph 2(a).

7.

Confidentiality And Disclosure

The Confidentiality Agreement between Cardero and Shandong No. 4 Geo-Mineral Prospecting Institute will be deemed to apply to Nanjinzhao and continue in full force and effect, will apply to any information received by Nanjinzhao, any of its affiliates or any of its professional advisers and will apply to and bind each and every affiliate of Nanjinzhao.

In addition to the provisions of the Confidentiality Agreement permitting the release of Information (as defined therein), Nanjinzhao acknowledges that Cardero is a public company subject to certain continuous and other disclosure requirements under applicable Canadian and United States securities laws and the rules and policies of the stock exchanges upon which its shares are listed.  Accordingly, Nanjinzhao acknowledges and agrees that Cardero may make such public disclosure (whether written, oral, electronic or in any other form) with respect to the existence of discussions regarding the Acquisition or any of the terms, conditions, or other aspects of the Acquisition as contained in this agreement as may be necessary, in the reasonable good faith judgement, of Cardero, to comply with such continuous disclosure requirements.  However, prior to making written disclosure by way of press release or other public report, Cardero will first provide to Nanjinzhao a copy of the proposed disclosure and provide Nanjinzhao with a reasonable opportunity (not to exceed forty-eight (48) hours) to comment on the text of such disclosure, which comments will be considered in good faith by Cardero.

8.

Non-Exclusive Dealing

Nanjinzhao acknowledges and agrees that, as a public company, Cardero (and its directors) have an obligation to consider any offers for the acquisition of the Property that may be presented to Cardero prior to the payment of the Balance, and that there are a number of entities that have executed confidentiality agreements and are in the process of reviewing data with respect to the Property.  Nanjinzhao therefore specifically acknowledges and agrees that Cardero may, prior to the receipt by Cardero Peru of the Balance, directly or indirectly, solicit, initiate, encourage or entertain any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any inquiries or proposals from, any person relating to any purchase or business combination transaction involving the Property and may, subject to paragraph 9, determine not to complete the Acquisition.

9.

Break-up Fee

If, at any time after the date of the receipt by Cardero Peru of the Deposit and prior to the date of the receipt of the Balance by Cardero Peru, Cardero delivers to Nanjinzhao a written notice ("the "Cardero Termination Notice") indicating that Cardero and Cardero Peru will not be proceeding with the Acquisition then, upon the earlier of:

(a)

if the determination of Cardero not to proceed with the Acquisition is due to the acceptance by Cardero of an alternative offer from a third party to purchase or acquire an interest in the Property (an "Alternative Transaction"), then within TEN (10) BUSINESS DAYS of the completion of the Alternative Transaction; or

(b)

if the determination of Cardero not to proceed with the Acquisition is not due to Cardero entering into an Alternative Transaction, then within TEN (10) BUSINESS DAYS of the delivery of the Cardero Termination Notice,

Cardero will pay to Nanjinzhao the sum of US TWENTY MILLION (USD 20,000,000) DOLLARS as a break-up fee (the "Break-up Fee").  The Break-up Fee will serve as the sole and exclusive remedy to Nanjinzhao under this agreement in the event of the termination by Cardero of this agreement, for whatever reason, and Nanjinzhao will not be entitled to any other rights and remedies provided by law or in equity, it being agreed that the Break-up Fee is a genuine pre-estimate by the parties of the damages that will be suffered by Nanjinzhao in such event.

Upon receipt by Nanjinzhao of the Break-up Fee and the repayment of the Deposit, Nanjinzhao will, within TEN (10) DAYS, retransfer, or cause to be retransferred, the Property to Cardero Peru, and the Property must, at the time of such transfer to Cardero Peru, be in good standing and free and clear of any liabilities or encumbrances arising by, through or under Nanjinzhao or any of its affiliates.  If Nanjinzhao becomes required to retransfer the Property to Cardero Peru hereunder, Nanjinzhao will be responsible, at its sole cost and expense, for all required reclamation, rehabilitation and restoration of the Property as may be required by applicable Peruvian laws as a consequence of the activities of Nanjinzhao thereon, and will indemnify and save harmless Cardero from any losses that may be occasioned by any failure of Nanjinzhao to meet such obligations.

10.

Failure by Nanjinzhao to Pay Deposit or Balance

If:

(a)

Nanjinzhao fails to pay the Deposit within the time specified in paragraph 6, this agreement will thereupon be terminated, and neither party will have any further rights or obligations hereunder; or

(b)

Nanjinzhao fails to pay the Balance within the time specified in subparagraph 2(b), then, other than the provisions of paragraph 9 with respect to the retransfer of the Property to Cardero Peru within TEN (10) BUSINESS DAYS of such failure and the obligations of Nanjinzhao in connection therewith, all obligations of the parties hereunder will be terminated, and neither party will have any obligations towards the other.

11.

Costs

Nanjinzhao and Cardero will each bear their respective expenses incurred in connection with pursuing or consummating the Acquisition, including any broker's or finder's fees and all fees and expenses of their respective counsel, auditors, consultants and other representatives.

12.

Governing Law

The provisions of this agreement will be governed by and construed under the laws of the Republic of Singapore without regard to conflicts of law principles that would require application of any other law.

13.

Assistance with Respect to Peruvian Permits

Cardero and Cardero Peru will, at the request and expense of Nanjinzhao, provide reasonable assistance to Nanjinzhao in connection with the application for mining permits for the Property in Peru.

14.

Peruvian Agreement

If required under Peruvian law in order to make the obligations of the parties enforceable in Peru, the parties will forthwith settle and execute a version of this agreement, in Spanish, which

[Rest of page left blank intentionally.]

may be registered in the appropriate mining and commercial registries in Peru.

IN WITNESS WHEREOF, the parties have each executed this agreement by their authorized signatories as of the date first written above.

CARDERO RESOURCE CORP.

Per: (signed) Hendrik Van Alphen

Hendrik van Alphen, with the Passport No. to be: BK6C78394

President and Chief Executive Officer

CARDERO HIERRO DEL PERU S.A.C.

Per: (signed) Carlos Ballon Barraza

Carlos Ballon Barazza, with the Passport No. to be: 40 80117 Peru

General Manager

NANJINZHAO GROUP CO., LTD.

Per: (signed) Duan Lian Wen

Duan Lian Wen, with the ID No. to be: 370305195002165015

President

Witness by:

SHANDONG PROVINCIAL BUREAU OF GEO-MINERAL RESOURCES

Per: (signed) Zheng Jin Lan

Zheng Jin Lan, with the ID No. to be:
Director-General

Schedule:

A:

Certificate of Incorporation of the Parties

B.

Description of the Pampa de Pongo Property

C.

Map of the property

D.

copy of the mineral right certificate (the existing ones are held by RIO TINTO)

E.

Evidencing documents of the mineral right (after being transferred to Cardero)

F.

Exploration Permit and the environment assessment permit (mineral right certificate).

Schedule "A"

Certificates of Incorporation of the Parties

BRITISH COLUMBIA

NUMBER: **302523**

CERTIFICATE OF CHANGE OF NAME

COMPANY ACT

I Hereby Certify *that*

SUN DEVIL GOLD CORP.

has this day changed its name to

CARDERO RESOURCE CORP.

Issued *under my hand at Victoria, British Columbia on May 18, 1999*

JOHN S. POWELL
Registrar of Companies
PROVINCE OF BRITISH COLUMBIA
CANADA

NUMBER: **302523**

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

***I Hereby Certify** that*

EURO-AD SYSTEMS INC.

has this day changed its name to

SUN DEVIL GOLD CORP.

***Issued** under my hand at Victoria, British Columbia*
on July 03, 1997

JOHN S. POWELL
Registrar of Companies

NUMBER: **302523**

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

CANADA
PROVINCE OF BRITISH COLUMBIA

I Hereby Certify *that*

RUGBY RESOURCES LIMITED

has this day changed its name to

EURO-AD SYSTEMS INC.

Issued *under my hand at Victoria, British Columbia*
on April 30, 1993

JOHN S. POWELL
Registrar of Companies

CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

302523

Province of British Columbia
Ministry of Finance and Corporate Relations
REGISTRAR OF COMPANIES

COMPANY ACT

CERTIFICATE

I HEREBY CERTIFY THAT

HALLEY RESOURCES LTD.

HAS THIS DAY CHANGED ITS NAME TO THE NAME

RUGBY RESOURCES LIMITED

GIVEN, UNDER MY HAND AND SEAL OF OFFICE
AT VICTORIA, BRITISH COLUMBIA
THIS 6TH DAY OF SEPTEMBER, 1991

DAVID W. BOYD
REGISTRAR OF COMPANIES

CANADA
PROVINCE OF BRITISH COLUMBIA

NUMBER

302523

Province of British Columbia

Ministry of Consumer and Corporate Affairs

REGISTRAR OF COMPANIES

COMPANY ACT

Certificate of Incorporation

I HEREBY CERTIFY THAT

HALLEY RESOURCES LTD.

HAS THIS DAY BEEN INCORPORATED UNDER THE COMPANY ACT

GIVEN UNDER MY HAND AND SEAL OF OFFICE

AT VICTORIA, BRITISH COLUMBIA,

THIS 31ST DAY OF DECEMBER, 1985

ROBERTA J. LOWDON
DEPUTY REGISTRAR OF COMPANIES

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries
www.corporateonline.gov.bc.ca

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

RON TOWNSHEND
August 4, 2006

This Notice of Articles was issued by the Registrar on: August 4, 2006 03:23 PM Pacific Time

Incorporation Number: **BC0302523**

Recognition Date: Incorporated on December 31, 1985

NOTICE OF ARTICLES

Name of Company:

CARDERO RESOURCE CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1
CANADA

Delivery Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1
CANADA

Delivery Address:
SUITE 2300 FOUR BENTALL CENTRE
1055 DUNSMUIR STREET
P.O. BOX 49122
VANCOUVER BC V7X 1J1
CANADA

Page: 1 of 2

ᐨ'RECTOR INFORMATION

Last Name, First Name, Middle Name:
VAN ALPHEN, HENK

Mailing Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3
CANADA

Delivery Address:
1354 MCTAVISH ROAD
NORTH SAANICH BC V8L 5T3
CANADA

Last Name, First Name, Middle Name:
HARRIS, LEONARD

Mailing Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Delivery Address:
9534 LACOSTA LANE
LITTLETON CO 80124
UNITED STATES

Last Name, First Name, Middle Name:
HITZMAN, MURRAY WALTER

Mailing Address:
860 BALLATINE ROAD
GOLDEN CO 80401
UNITED STATES

Delivery Address:
860 BALLATINE ROAD
GOLDEN CO 80401
UNITED STATES

---

st Name, First Name, Middle Name:
TALBOT, LAWRENCE W.

Mailing Address:
SUITE 1901- 1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2K3
CANADA

Delivery Address:
SUITE 1901- 1177 WEST HASTINGS STREET
VANCOUVER BC V6E 2K3
CANADA

Last Name, First Name, Middle Name:
Fitch, Stephan A.

Mailing Address:
62 WANDSWORTH BRIDGE RD.
LONDON SW6 2TH
UNITED KINGDOM

Delivery Address:
62 WANDSWORTH BRIDGE RD.
LONDON SW6 2TH
UNITED KINGDOM

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

Page: 2 of 2

REGISTRY OF LEGAL ENTITIES

TYPE: INCORPORATION

A0001

By PUBLIC DEED dated 04/25/2009 granted before CIVIL LAW NOTARY MANUEL NOYA DE LA PIEDRA, in the city of LIMA.

FOUNDERS AND NUMBER OF SHARES:

1.

RODRIGO DE LA PUENTE PFLUCKER, Nationality: Peruvian, D.N.I (Peruvian ID) No. 41049940, Marital Status: Single, Occupation: Lawyer. He subscribes 50 shares.

2.

INA MARIA DRAGO LUDOWIEG, Nationality: Peruvian, D.N.I (Peruvian ID) No. 40914899, Marital Status: Single, Occupation: Lawyer. She subscribes 50 shares.

PURPOSE: (Article 2 of the by-laws): The main purpose of the corporation is to develop any kind of mining activities, without exception, including but not limited to: explore and exploit mining rights, beneficiate, melt, refine and commercialize minerals and metals. In order to carry out its purpose and the activities related to it, the corporation may perform all acts and execute all the agreements Peruvian laws allow to the mining companies in the Republic of Peru, and in general, to closely held corporations.

Date of commencement of operations: the date the Public Deed is granted.

Term: Indeterminate

Domicile: Lima; nevertheless, affiliates or offices may be established anywhere in the Republic of Peru or abroad.

CORPORATE CAPITAL: S/.100 Nuevos Soles, divided in 100 shares of S/.1.00 nuevo(s) sol(es) each, totally paid.

RULES OF THE GENERAL SHAREHOLDERS' MEETING: Quorum and resolutions according to Sections 125, 126 and 127 of the General Corporations Law. Invitation for the General Shareholders' meeting is carried out in accordance with sections 116 and 245 of the General Corporations Law.

NO BOARD OF DIRECTORS

MANAGEMENT RULES: Powers (Article 30 of the by-laws)

The General Manager has judicial, commercial and administrative representation of the corporation and he also has the following powers:

a)

To represent the corporation in a lawsuit or in any other matter with the powers specified in Sections 74 and 75 of the Civil Code of Procedures, being entitled to file and answer new claims and judicially replace this power-of-attorney with the same powers and have them again.

b) To manage and control all and each one of the corporation's businesses and activities.

c)

To replace and separate subordinate personnel and to hire the necessary employees for the good course of the corporation;

d)

To sign letters and telegraphic correspondence and to supervise the accounting is up to date; inspecting the books, documents and operations and providing the required provision for the corporation's regular performance.

e)

To supervise the course and condition of business as well as the collection, investment, and existence of funds required by the general shareholders' meeting;

f)

Timely prepare and submit the general balance in each tax year and also with respect to his corporate management;

g)

To exercise other powers in accordance with the duties he performs and as provided by law and in the by-laws, and also those powers granted by the shareholders' meeting with a specific power-of-attorney.

The General Manager will act as the corporate secretary, unless the general shareholders' meeting expressly appoints a corporate secretary.

FINANCIAL STATEMENTS AND APPLICATION OF PROFITS: As provided by the General Corporations Law.

RULES FOR THE CORPORATION DISSOLUTION AND LIQUIDATION:  As provided by the General Corporations Law.

CARLOS ARMANDO BALLÓN BARRAZA (DNI No. 07791493) is appointed as GENERAL MANAGER who will individually enjoy, with his signature and due to his appointment, both the powers specified in Article 30 of the bylaws and all those hereinbelow:

I.

ADMINISTRATIVE POWERS:

1.

To conduct and control corporate businesses and activities;

2.

To perform the resolutions adopted by general shareholders' meeting and by the corporation;

3.

To organize the corporation offices and to determine its costs and expenses.

4.

To authorize travels abroad of officers and workers of the corporation;

5.

To sign the mail;

6.

To sign balance sheets and financial statements;

7.

To request audits;

8.

To issue receipts and payments;

9.

To collect the amounts owed to corporation and to request delivery of movable assets and real property owned by corporation or when the possession of such corresponds to it;

10.

To request and obtain all kind of registries, authorizations, licenses, permits, approvals, consents, concessions and rights, as well as to perform any act necessary to perform the activities included as the corporate purpose;

11.

To request and obtain the registration of the rights, appointments, agreements and in general any corporation act at the public and administrative registries.

12.

To record patents, brands, trademarks and other intellectual or industrial property rights.

II.

CONTRACTUAL POWERS

To negotiate, enter into, execute, regulate, amend, extend, renew and terminate on behalf the corporation, the following agreements:

1.

Rendering of services in general, including but not limited to, hiring of services, works, agency, bailment and sequestration;

2.

Agreements with clients and/or user of the products provided or offered by the corporation;

3.

To purchase, sell, barter, promise to purchase or to sell, give in payment, donate, contribute, assign, deposit, encumber, grant security interest and in general, transfer any kind of movable assets and real property, whether subject to registration or not;

4.

To purchase, transfer, donate, contribute, encumber, assign, opt for, grant security interest over mining concessions;

5.

Arbitration agreement for any contract that the corporation is or will be part of.

6.

Legal stability agreements and other related to private investment.

7.

Concession agreements and any other agreement with the Peruvian State, governmental agencies and similar.

8.

Leasing and sub-leasing of movable assets, real property and intangible goods.

9.

Simple, or joint and several bond agreements.

10.

Habitation, lodging, donation and supply contracts.

11.

Advertising, know-how, technical assistance contracts, computer and sponsorship agreements.

12.

Joint ventures, consortium and in general any other similar agreement where the corporation participates.

13.

Exchange with or without antichresis pledge, banking guaranty, pledge, mortgage, or of any other kind.

14.

Financial leasing, lease back and other leasing modalities, as well as any other financing modality such as financing leverage or any other typical or atypical modality that is and/or is going to be in the market.

15.

To grant security over real estates of the corporation, in general, including mortgage, pledge, whether banking, industrial, agricultural, commercial security of any other nature or antichresis, according to common or special laws, regardless which one they are, under the conditions agreed upon with banking, financial or insurance institutions or other credit institutions; or with third parties.

16.

To grant personal guaranties securing the corporation's obligations.

17.

To release of mortgage over real estate or release personal guaranties in general and to accept the granting (as well as the replacement or substitution) of any type of guaranties, whether over real estate or personal guaranty that the corporate debtors constitute or grant in favor of the corporation; enjoying to that effect all the necessary powers and authorizations to establish the terms and conditions of these contracts and agreements.

18.

Gratuitous bailment.

19.

Works, manufacturing and/or turnkey contract.

20.

Preparatory contracts and sub contracts.

21.

Usufruct, surface and easements in favor of the corporation.

22.

Assignment of rights, obligations and assignment of position in a contract, in general, whether as assignor, assigned or assignee.

23.

Insurances, being able to renew and endorse the corresponding insurance policies.

24.

Any other typical or atypical contract or agreement, nominated or non-nominated contracts that, at his own criterion, will be necessary and convenient for performing the corporate purpose.

III. BANKING POWERS

1.

To accept, draw, discount, endorse, surety, guaranty bill of exchanges, promissory notes and other letters of credits in favor of individuals, entities, public, private or mixed banks and their branches and agencies of the Republic of Peru or abroad,  to draw letter over abroad.

2.

To act with broad faculties at the corporation businesses, before any bank or credit institution, to renew existing obligations and to withdraw part or all the funds deposited by the corporation, by signing checks and other required documents, and to make new deposits, withdraw them, also openly drawing or as required.

3.

To open and close checking accounts, savings accounts and other accounts by signing the documents required thereto; to request check books.

4.

Also, to withdraw titles, documents, shares, mortgage bonds and other values deposited on custody or guaranty from the banks, savings banks or entities.

5.

To collect coupons, bills of exchange and any other security bond, credit note, as well as any other payment order by depositing the product in any of the corporation accounts.

6.

To collect checks and any other security bond, draw by individual or legal entities, Peruvian or foreign individuals and to deposit their product in any of the corporation accounts.

7.

To obtain proof of non-conformity of payment issued by the banking or financing institution drawn, to protest and perform collection action authorized by law;

8.

To perform factoring transactions and assets securitization

9.

To have access to the deposits and withdraw from them envelopes and documents; and to carry out all acts, arrangements and formalities to comply the purpose of this power of attorney.

10.

To lease safety boxes, open them and to withdraw its contents and to pay the leasing.

IV.

FINANCING POWERS

1.

To loan money from individuals, entities, state and private banks of Peru or foreign, their branches and agencies; to receive the credit amounts and to sign the public deeds with the legal clauses and according to the by-laws and regulations of the mentioned banks, and when due or on the agreed due dates make total or partial payments for full payments or interests agreed.

2.

To request, obtain, grant letter of credits or bond letter in domestic or foreign currency, or to extend or renew such documents when appropriate.

3.

To request and obtain checking accounts loans, account advances or overdraft, documentary credits or under any other modality.

4.

To perform all the transactions related with the authorized general warehouses or customs deposits, being the corporation entitled to execute, endorse, encumber, discount and collect the certificates of deposit, warrants, bill of ladings, policies and other similar documents.

5.

To deposit assets and other movable assets in custody and to withdraw the deposit.

6.

To request and obtain sureties and bonds in favor of the corporation.

7.

To accept mortgages and pledges, securing commercial loans of the company, being able to sign the corresponding Public Deeds.

8.

To recognize and accept obligations executed or to be executed in the future; to make novations terminating or modifying them.

9.

To purchase and sale foreign currency.

10.

To organize and carry out present or future securitization procedures of assets, movable assets and real estate property, in Peruvian or foreign currency, being the corporation able to sign the prospectus, the incorporation acts and other necessary documents and requests required for such purpose.

V.

REPRESENTATION POWERS

1.

To represent the corporation at the general shareholders meetings, and any meeting of partners, of creditors and Board of Directors of Profit or Non-Profit Entities where the corporation participates, as well as participate in the debates and votes.

2.

To request rendering of accounts, to observe and approve them.

3.

To represent the corporation before the State branches, any political, judicial, municipal, military, police authority and in general, of the public administration, included but not limited to all the Ministries of the Executive Branch, the Judiciary Branch, the Peruvian Superintendency of Public Registries (SUNARP), the Registry Office in and for Lima and Callao (ORLC), the National Institute of Concession and Mining Cadastre (INACC), the Mining committee, as well as any other registry office in Peru, the Peruvian Securities and Exchange Commission (CONASEV), the Peruvian Superintendency of Tax Administration (SUNAT), the National Customs Superintendency (ADUANAS), Superintendency of Banking and Insurance and Pension Fund Management (SBS), National Institution for the Defense and Competition and for the Protection of Intellectual Property (INDECOPI), with all the necessary powers, without any restriction or limitation whatsoever.

4.

To represent the corporation in any administrative, judicial or arbitral procedure in general, or before the Military Jurisdiction with the general powers set forth in article 74 of the Peruvian Code of Civil Procedure, as well as the following special powers referred to in article 75 of same Code:

4.1

To file suits, judicial, arbitral or administrative actions or any other action, as well as claims in the name of the corporation; to request evidence before trial; to waive to the jurisdiction of domicile.

4.2

To answer any suit or claim filed against the corporation, with the sole exception that it could not answer suits without prior and personal summon of the corporation at its main domicile, to counterclaim, to collaborate in the defense of processes already started participating as joint litigant, co-litigant or as excluding main party; of ownership or of preferential right, as well as to file civil action.

4.3

To accept a complaint in all the proposed claims or in part of them, in any type of judicial or administrative procedures; as well as to acknowledge, accepting the claim directed against the corporation and the foundations of fact and of right of the demand, in any class of judicial processes; to execute dispositions acts of substantive rights.

4.4

To file all the challenging or annulment measures established in the law of procedures or in the special laws.

4.5

To offer evidence; to challenge and oppose; to give a deposition; to appear as witness and to perform acknowledgments.

4.6

To represent the corporation in all the judicial, arbitral, administrative hearings or hearings of any other nature, class or denomination.

4.7

To expressly desist of all the claims or part of them according to its own criterion, as well as to desist of the process or processes when he deems it convenient and at the time he determines.

4.8

To request the suspension of the process for the maximum provided by the applicable law, and as many times as it is required and/or allowed.

4.9

To file all class of exceptions and previous defenses, as he deems it convenient, as well as to file motions to determine proper jurisdiction and to file recusation.

4.10 To request precautionary measures of any class and denomination, including the one set forth in section 629 of the Code of Civil Procedure and those set forth in sections 674 and 642 of the aforementioned code; to desist of them, to request the substitution, to provide express act guaranty without any limitation on the amount, to provide a bond, to constitute a pledge or mortgage, and to grant real or personal guaranty when he deems it convenient for requesting the release, substitution or precautionary measure against any of the precautionary measures requested by the solicitor in the name and on behalf the corporation, as well as in those in which it may be plaintiff.

4.11 To request or execute total or partial conciliations regarding the claim of claims filed, with all the counterparties or with one or some of them, as he deems it convenient, before the corresponding judicial authority.

4.12 To execute court or out-of-court, partial or total, settlements, in connection with the claim or claims filed, with all the counterparties or with one or some of them, as he deems it convenient, before the court or supreme court, in writing, in private or public deed, with the express power to represent and to legalize signatures when required.

4.13

To submit any controversy, dispute, matter, claim or suit, its claim or claims, to a national or international arbitration, totally or partially, including those litigious matters arising from law suits in which they participate, de jure (de derecho) or by equity (de conciencia) arbitration, provided the Peruvian law allows it, as well as to appoint one or more required de jure or equity arbitrators and to assume the representation of the corporation in the respective arbitration procedure or procedures, executing the Arbitration Agreement required for establishing the matter or matters subject to the arbitration and to refer to them. Likewise, to execute and establish the corresponding arbitration demand, to answer the arbitration demand filed by the other party or parties, as well as to exercise within the arbitration procedure the same powers he has been granted for.

4.14

To request the execution of judgments, national or international arbitration awards and all the resolutions issued in the respective procedures and in the incidents arising therefrom, without limitation whatsoever, being entitled to file or request court orders, warnings and forced executions provided by the Peruvian law.

4.15 To allocate before the court: securities, cash in local or foreign currency, goods, movable assets, real estate property and anything property of the corporation in favor of the other party, without any limitation for purposes of this provision, as he deems it necessary, as well as to expressly withdraw court consignments of securities, cash, being in local or foreign currency, collect the legal interests, interests of arrears and compensatory interests, court costs, and costs of process, to accept partial or total payments, to execute payment documents, being these for total or partial payments, to deem as paid any obligation arising from the claims discussed as direct or indirect consequence of the rights of such, to waive all or partial payment rights, to execute any payment obligation document or instrument, to waive rights or full reception of payments, without any limitations regarding the kind of assets used for the payment or its value, or the denomination of the currency used for such purpose and its correct appraisal, as applicable.

5.

In addition to paragraph 3, to represent the corporation in labor procedures before the Ministry of Labor and Employment Promotion and before the Courts and Specialized Labor Courts in all its levels, with all the powers mentioned in section 4 above.

6.

Notwithstanding the provisions of section 4 above, to represent the corporation in criminal procedures, with the specific powers to file claims, appear as civil party, to deliver depositions being entitled to appear in the name of the corporation before the Peruvian Police Force, without any power limitations.

7.

To represent the corporation before any public or private authority, to file petitions before public or private agencies, coordinators of pre-qualifications and/or bidding processes, to file ordinary or extraordinary claims, to sign minutes and letters, to sign offers and documentation filed, to sign official forms and in general to perform all the activities required for allowing the corporation to pre-qualify and to obtain the winning bid in bidding processes wherein the corporation is interested in participating, including the execution of the respective agreement.

8.

To represent the corporation before the Ministry of Energy and Mines, including the National Institute of Concession and Mining Cadastre (INACC) and the Mining Committee with the powers to file mining claims and mining concession applications, and of any other kind; to request the granting of concessions of any kind, to request the reduction of the mining claim, mining concession application and the concession areas, to request the joinder and transformation of mining claims, concession applications or concessions, the change of nature of substances, to challenge third parties mining claims and mining concession applications, to attend auctions and to sign the documents and minutes related thereto, to challenge third party concessions before the court and to file claims, to submit any kind of motion and challenges, to abandon the motions and requests filed by the corporation, to request the approval of administrative-economic units, to submit statements, to request the granting of benefits the corporation may be entitled to and in general, to represent the corporation with the broadest powers, signing all writs, claims and documents that may be required.

9.

As it may be required for the proper and due exercise of all, several or any of the powers hereby granted, to perform, sign, seal, acknowledge, as well as to deliver, file, serve notice and file away any petition, request, statement, complaint, notice, acknowledgement or other instrument, document, or paper in general; to appear before any notary, government officer, judge, court or tribunal, filing or following procedures, being this civil, commercial, administrative, municipal and in general of any nature that may be necessary for such purpose.

10.

To exercise the commercial representation, with the powers and limitations established by law.

11.

To file requests for the recognition of credits before the Bankruptcy Commission of INDECOPI, or the Decentralized Office or the respective attestor (notary); as well as to request the declaration of insolvency and restructuring of corporation debtors and to participate in such procedures with the full powers, being in process initiated by third parties or by the corporation; and to participate with voice and with voting rights in the creditors meetings and other meetings held as result of procedures filed before the Bankruptcy Commission of INDECOPI or before any decentralized agency throughout the Republic of Peru; as well as to appear before the different commissions of INDECOPI or the commission or entity replacing them, being entitled to file all kind of requests and/or complaints, including appeals, and to assist to any act and/or hearing that may be performed for such purpose.

VI.

LABOR POWERS

1.

To negotiate, enter into, execute, renew, modify and terminate in the name of the corporation workers fixed-term or indefinite labor contracts.

2.

To verbally warn and/or to send written warning; to suspend, and to fire corporation workers.

3.

To determine and modify work schedule and labor conditions.

4.

To sign payrolls, pay stubs, settlement of social benefits and similar documents.

5.

To issue work certificates, certificates of traineeships and internships practices and similar documents.

6.

To sign the correspondence to the Ministry of Labor and Promotion of Employment, Peruvian Social Security Health Insurance Institute (ESSALUD), Pension Administration Office (ONP) and the Superintendency of Private Funds Management.

7.

To approve the internal labor regulation and to set forth all the rules and regulations required for the corporation performance.

8.

To grant permits to leave with or without pay to officers and workers having corporate assets.

VII.

TRANSFER OF AUTHORITY

Totally or partially substitute or transfer the granted powers, including the representation in court and to reassume them, as appropriate.

The title was submitted on 05/03/2007 at 3:21:23pm, with No. 2007-00241309 of Book (Tomo Diario) 0487. Fees S/. 77.30 with Receipt Number 00014664-04, 00015588-04. LIMA, May 14, 2007.

(Signature)

Dr. WILLIAM ENRIQUE SOTO RAMOS

Public Registrar

ORLC

REGISTRY OF LEGAL ENTITIES

TYPE: CAPITAL INCREASE AND BY-LAWS AMENDMENT

B00001

By public deed dated 12/18/2007, granted before Civil Law Notary Public Manuel Noya de la Piedra, and by General Shareholders' Meeting held on 12/13/2007, it has been resolved to modify the corporate name of the Corporation, amending the First Article of the By-laws which reads as follows: Article One: Name: The Corporation is called CARDERO HIERRO DEL PERU S.A.C. which commence its operations on the date the Public Deed of Incorporation is granted. The minutes are on pages 03 to 04 of the book called General Shareholders' Meeting Minutes No. 01, legalized on 12/12/2007 with number 114877-7, before Civil Law Notary Manuel Noya de la Piedra. The title was submitted on 12/19/2007 at 03:59:54pm, with No. 2007-00721492 of the Book (Tomo Diario) 0492. Fees. S/.16.00 with Receipt Number 00005840-10. LIMA, January 2, 2008.

(Signature)

RICARDO JUAN CUADROS BUSTIOS

Public Registrar

Registry Zone No. IX, Lima Office

Business License

        Copy

        Registration number:  370300228039271

Name: Nanjinzhao Group Co. Ltd

Address: Nanjin Village     Fenghuang Town    Linzi District

Business Representative: Lianwen Duan

Registered Capital: RMB $5 Billion

Paid-up Capital: RMB $5 Billion

Type of Business: Limited Incorporation

Business:

Manufacture, sale, import and export mining equipments, water pipelines, pulleys, heating radiators, farming equipments, pump valves, stones, labor protection products, rubber and plastic products, hardware, unprinted bags(legal and administrative permits required before operating).

And magnet stone beneficiation, pellet sintering, pig iron smelting, steel casting, steel making, and owned power generation. (Above six business activities operated only by the Subsidiary) (All above business activities required permits)

Incorporation date: Nov 15, 2000

Business License Period: From Nov 15, 2000 to Oct 10, 2030

Note:

1.

<<Business License>> is a license giving the Business Representative a legal status and allowing the Business to operate legally.

2.

<<Business License>> has original, copy,  2nd copy and 3rd copy. They have the same legal effects.

3.

<<Business License>> shall be prominently displayed in the premises of the business.

4.

<<Business License>> should not be forged, altered, lent or leased.

5.

Any major changes in the business activities need to be notified and a new license needs be applied.

6.

Annual renewal period: Mar 1 – Jun 30.

7.

If the <<Business License>> got suspended, no business activities are allowed unless is liquidation related.

8.

If the <<Business License>> is cancelled, the original and the copy need to be returned.

9.

Lost and damaged <<Business License>> need to be voided and a new license needs to be applied.

Renewal Information.

2007 Renewal Stamped by Zibo City Business Management Bureau.

Operate under operating permits.

Renew yearly between Mar 01 and Jun 30. No renewal notice will be issued.

Zibo Business Management Bureau

Mar 3, 2008

Schedule "B"

Description of the Pampa de Pongo Property

Pampa de Pongo Concessions

Schedule "C"

Map of the Pampa de Pongo Property

510,000 mE
512,500 mE
515,000 mE
517,500 mE
520,000 mE
522,500 mE
525,000 mE
8,312,500 mN
8,310,000 mN
8,307,500 mN
8,305,000 mN
8,302,500 mN
8,300,000 mN
8,297,500 mN
8,295,000 mN
8,292,500 mN
8,290,000 mN
FELINO 1
RETOZO-50
FELINO 2
RETOZO 85
RETOZO 86
FELINO 3
RETOZO 90
RETOZO 91
RETOZO 92
FELINO 4
FELINO 5
FELINO 10
RETOZO 101
FELINO 9
FELINO 6
RETOZO 102
FELINO 7
FELINO 8

Schedule "D"

Copy of Rio Tinto Mineral Right Certificate

NO DOCUMENT

Schedule "E"

Copy of Cardero Mineral Right Certificates

Public Registry

Registry Jurisdiction No. IX – Lima Area

ACKNOWLEDGEMENT OF REGISTRATION

TITLE No. 00744921 DATED NOVEMBER 5, 2008

By means of a **Transfer Agreement** Cardero Hierro del Peru S.A.C. has acquired 100% interest over the following mining rights:

Mining Right	Location	Item	Electronic Entry
RETOZO-50	CARAVELLI	07	02030380
RETOZO 85	CARAVELLI	07	02028454
RETOZO 86	CARAVELLI	07	02028455
RETOZO 90	CARAVELLI	07	02028457
RETOZO 91	CARAVELLI	07	02028458
RETOZO 92	CARAVELLI	07	02028459
RETOZO 101	CARAVELLI	07	02028466
RETOZO 102	CARAVELLI	07	02028467

Public Deed dated November 4, 2008. Public Notary Manuel Noya de la Piedra.
Review cost: S/. 1,856.00
Receipt No. 00004916
Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02030380
Section: 298109

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO-50
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 60,928.68.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028454
Section: 294239

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 85
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,650.13

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028455
Section: 294240

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 86
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,736.87.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028457
Section: 294242

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 90
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,736.87.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028458
Section: 294243

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 91
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,736.87.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028459
Section: 294244

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 92
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,736.87.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028466
Section: 294252

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 101
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,736.87.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 02028467
Section: 294253

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 0007
Title Number: 00744921 Date: November 5, 2008 Time: 04.33.29
Type of Registration: Transfer Agreement
Mining Concession: RETOZO 102
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 4, 2008, subscribed before Public Notary Mr. Manuel Noya de la Piedra, Minera Koripampa del Peru S.A.C., recorded in the Public Registry as Entry No. 11833531, represented by Mr. Valentin Paniagua Jara, has transferred its 100% interest in this Mining Concession in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Mr. Javier Augusto Ruiloba Morante.

The transfer price agreed amounts to US$ 500,000.00. The value corresponding to each Mining Concession is the result of distributing transfer price *pro rata* and considering the extension area. The value corresponding to this Mining Concession is US$ 62,736.87.

Review cost: S/. 1,856.00 Receipt: 00004916

The present title is recorded in the Mining Concession **RETOZO-50** and is made up of 9 pages.

The present title was submitted to the Public Registry on November 5, 2008 at 04.33.29 under Number 00744921.

Lima, November 7, 2008

Lucía H. Sánchez Mieses
Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12237308

Section:

PROPERTY REGISTRY

MINING RIGHTS RECORD

PREEMPTIVE RECORDING

Item= 1

Title Number= 00789033

Date= November 25th, 2008

    Time= 16.42.31

Type of Registration= Preemptive Recording

Mining Concession= FELINO

Roster:

Entry:

     Code: 01-06497-08

Holder= Cardero Hierro del Perú S.A.C.

Department=Arequipa

Province=Caravelli

District=Bella Unión

Extension=1,000.00 Has.

Preemptive Recording the 100% transfer of shares and rights of the FELINO Mineral Claim granted by Carlos Sebastían Basombrío Dughi, Peruvian, single, in favor of CARDERO HIERRO DEL PERÚ S.A.C., registered in the Entry No. 12013386 of the Organizations Registry of the Public Registry of Lima represented by Valentín Paniagua Jara, empowered through authorization by the Stockholders' Meeting of October 26th, 2008, whose record is inserted.

In merit of the Public Document of November 24th, 2008, subscribed by the Public Notary of Lima Dr. Manuel Noya de la Piedra.

As consideration for the transfer the purchaser paid US$ 3,000.00 (Three Thousand and 00/100 U.S Dollars) to the signing of the minute, its full and entire satisfaction, without further evidence that his signature in the end of document.

The present preemptive recording is valid for 180 business days, renewable once only, in accordance with the article 8° of the Registration of Mineral Rights Record Regulation.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolved by the parties, in case agreement is not reached, the parties will file arbitration.

Review cost: S/. 232.00   Receipt: 00005179

The present title is made up of 17 pages.

The present title is recorded in the Felino Mineral Claim file and was submitted to the Public Registry on November 25, 2008 at 16.42.31 hours under Number 00789033.

Lima, November 27th, 2008

Lucía H. Sánchez Mieses

Public Register

Public Registry

Registry Jurisdiction No. IX – Lima Area

ACKNOWLEDGEMENT OF REGISTRATION

TITLE No. 00755556 DATED NOVEMBER 10, 2008

This certifies the preemptive recording of the **Transfer Agreement** by means of which Cardero Hierro del Peru S.A.C. has acquired 100% interest over the following mineral claims:

Mining Right	Location	Item	Electronic Entry
FELINO 2	CARAVELLI	01	12230831
FELINO 3	CARAVELLI	01	12230834
FELINO 4	CARAVELLI	01	12230836
FELINO 5	CARAVELLI	01	12230838
FELINO 6	CARAVELLI	01	12230840
FELINO 7	CARAVELLI	01	12230844
FELINO 8	CARAVELLI	01	12230846
FELINO 9	CARAVELLI	01	12230848
FELINO 10	CARAVELLI	01	12230851

Public Deed dated November 10, 2008. Public Notary Manuel Noya de la Piedra.
Review cost: S/. 2,088.00
Receipt No. 00005000
Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230831
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 2
Roster: Electronic Entry: Code: 01-0587-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 100.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 2** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 300.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230834
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 3
Roster: Electronic Entry: Code: 01-05288-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 800.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 3** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 2,400.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230836
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 4
Roster: Electronic Entry: Code: 01-05289-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 600.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 4** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 1,800.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230838
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 5
Roster: Electronic Entry: Code: 01-05290-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 5** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 3,000.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230840
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556   Date: November 10, 2008   Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 6
Roster: Electronic Entry: Code: 01-05291-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa   Province: Caravelli
District: Bella Union   Extension: 1,000.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 6** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 3,000.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00   Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230844
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 7
Roster: Electronic Entry: Code: 01-05292-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 600.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 7** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 1,800.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230846
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 8
Roster: Electronic Entry: Code: 01-05293-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 8** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 3,000.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230848
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 9
Roster: Electronic Entry: Code: 01-05294-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 1,000.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 9** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 3,000.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Public Registry

Registry Jurisdiction No. IX – Lima Area

Electronic Entry No. 12230851
Section:

PROPERTY REGISTRY
MINING RIGHTS RECORD

Item: 1
Title Number: 00755556 Date: November 10, 2008 Time: 16.41.01
Type of Registration: Preemptive Recording
Mining Concession: FELINO 10
Roster: Electronic Entry: Code: 01-05295-08
Owner: Cardero Hierro del Peru S.A.C.
Department: Arequipa Province: Caravelli
District: Bella Union Extension: 200.00 Has.

By means of Public Deed dated November 10, 2008, subscribed by Public Notary Manuel Noya de la Piedra, Cardero Peru S.A.C., recorded in the Public Registry as Entry No. 11854243, represented by Mr. Valentin Paniagua Jara, duly empowered through authorization by the Board, has transferred its 100% interest of Mineral Claim **FELINO 10** agreed in favor of **Cardero Hierro del Peru S.A.C.**, recorded in the Public Registry as Entry No. 12013386, represented by Ina María Drago Ludowieg. This certifies the preemptive recording of such agreement.

The owner hereby declares having received US$ 18,900.00 from the acquirer, corresponding US$ 600.00 to this Mineral Claim.

Any controversy or claim concerning the interpretation, execution, resolution, legal effect or any other issue related to the Transfer Agreement shall be resolver by the parties within 15 days. In case no agreement is reached, the parties will file arbitration.

Review cost: S/. 2,088.00 Receipt: 00005000

The present title is recorded in the Mineral Claim **FELINO 2** and is made up of 90 pages.

The present title was submitted to the Public Registry on November 10, 2008 at 16.41.01 under Number 00755556.

Lima, November 12, 2008

Lucía H. Sánchez Mieses
Public Registry

Schedule "F"

Pampa de Pongo Exploration Permit

MINISTRY OF ENERGY AND MINES

GENERAL BUREAU OF ENVIRONMENTAL MINING AFFAIRS

CERTIFICATE OF ENVIRONMENTAL FEASIBILITY No. 069-2008-MEM-AAM

As provided by the Environmental Regulations for Mining Exploration Activities, approved by Supreme Decree No. 038-98-EM and amended by Supreme Decree No. 014-2007-EM (Regulation), this Certificate of Environmental Feasibility MINERA KORIPAMPA DEL PERU S.A. is issued as a result of the submission of writ No. 1774842 dated April 1, 2008 of the Income Tax Statement of the exploration project 'PAMPA DEL PONGO' in compliance with the provision set forth in section 1 of the abovementioned Regulation whereby automatic approval of procedure is regulated for mining exploration activities – Category B.

The main characteristics of the exploration project are the following:

Name of the company:

MINERA KORIPAMPA DEL PERU S.A.

Classification of project's category:

Category B (Sworn Statement)

Name of the project:

'PAMPA DEL PONGO'

District	Province	Department
BELLA UNION	CARAVELÍ	AREQUIPA

Project's location:

East	North	Zone	Datum
517474	830138	18	PSAD 56

Coordinates representative point:

Name	Code
RETOZO 90	010225094
RETOZO 91	010225194

Mining Concessions:

Term of activities: The project may be performed within the total term of 14 months including remediation, closing and after closing activities, as from the date this certificate is issued.

Description of main activities:

The following has been proposed to be executed: 20 drills on 20 drilling platforms of 10mx8m with an average depth of 850m/drill; development of 20 mud pits of 3m x 2m 1m depth. The total disturbed area is of 0.172 hectares. Water consumption will be of 18000gl/day. The total requirement of workers is 28.

Considerations:

This certificate is not an authorization itself for the commencement or recommencement of proposed mining exploration activities; therefore, pursuant to section 9 of the Regulation, the titleholder of the mining activity before the commencement of operations shall previously obtain the previous agreement with the land owner or at the end of the easement process, among other authorizations that may be required, upon Titleholder's responsibility.

In accordance with the provisions set forth in section 18 of the Archeological Investigation Regulation, approved by Supreme Decree No. 044-2000-ED, in the event there are archeological remains in the exploration area, the Titleholder will immediate inform of such event to the National Institute of Culture of Peru.

As provided in section 8 of Supreme Decree No. 038-98-EM, the Titleholder shall previously communicate the Ministry of Energy and Mines about the modifications to the exploration project. In the event the modification implies the performance of new activities in the same influence area of the project1

1 Influence area considered according to the criteria established in the Environmental Guide for Exploration Activities in Mining Fields in Peru (hereinafter 'Guide')

, jointly exceeding 20 platforms or disturbing more than 10 hectares or 50 meters of underground work, the Titleholder shall submit the corresponding Environmental Evaluation to be evaluated by the General Bureau of Environmental Mining Affairs.

Annexes A and B are part of this Certificate of Environmental Feasibility.

Lima, April 28, 2009.

Fredesbindo Vásquez Fernández

General Director

Environmental Mining Affairs

ANNEX A

Regarding priority purposes that shall be observed for environmental management, such as to prevent, supervise and avoid environmental degradation, this General Bureau considers that the mine titleholder shall implement, without limit, the following measures of environmental management and closing, notwithstanding the provisions specified in the Sworn Statement:

  Exploration activities and its compounds shall not be located less than 50 m from any water source (river, pond, cushion bog (marsh), spring, etc.). Under no circumstance, drilling additives containing hydrocarbons will be used. Material Safety Data Sheets - MSDS shall be used for each additive.
  Mud handling will be carried out according to international standards, preferably using biodegradable mud.
  Residual oils generated from the project will be disposed in hermetically closed cylinders and stored. Storage area shall be impermeable with a restraint system which volume will be 110% of the largest container's volume.
  Any fuel storage area shall have a restraint system with a storage volume equivalent to 110% of the storage capacity, covered with geomembrane.
  Organic soils removed when implementing platforms, entrances or any other project's compound shall be piled in conditioned areas for its conservation until the closing, being covered with plastic blanket or any other material, and they will have water run-off ditches in order to be protected from erosion.
  Handling of solid waste as a result of the activity shall be carried out in accordance with the provisions of the General Law of Solid Waste and its regulations.
  When building entrances, the following criteria shall be followed: Longitudinal slope of 7% (exceptionally up to 10% in short stretches), a banking of 1% to 2% towards the drainage ditch, 45º to 60º cut and fill slope inclination, ditch width of 0.5m (cross section in V), construction of bumps, sewer and side ditches on the shoulders. Likewise, paved road watering shall be carried out (during low-water seasons) as well as periodical maintenance of road surfaces more frequently used.
  Sediment control barriers shall be built (with stones, rice hay or sand sacks).  Sedimentation pads will be implemented in every side ditch, sewer, bump and ditch exits aimed at capturing sediments that may be generated from the operations. Likewise, diversion channels will be built on the entrances slope and drilling platforms, as well as diversion shoulders in order to isolate the runoffs mud pits.
  In the event of underground exploration generating mine water, it shall be taken into account the implementation of sedimentation pads and stilling pools.
  The area for mineral and/or clearing deposit shall have upstream side ditches for intercepting and deviating runoffs. Periodic maintenance of the same shall be also carried out. These areas must be impermeable.
  Regarding the closing, activities for re-leveling off shall be carried out to access roads and platforms in order to restore the affected areas, stabilizing slopes in accordance with the natural lands outline. Superficial soil layers will be spread for facilitating re-leveling off activities and to allowing vegetal coverage intrusion.
  For closing drilling rigs the process shall be performed as provided in the Environmental Guide for Exploration Activities of the Ministry of Energy and Mines. During temporary and permanent reconstruction activities, it is required to determine if there is potential material generating acid rock drainage (DAR). Shall this material exist, then it isolation and encapsulation will proceed.
  Supervision of closing and abandonment measures shall include physical stability of slopes (erosion control), revegetation plan follow up and monitoring water bodies.
  In the event of any kind of discharge, it is required to request the sewage discharge authorization to the competent authority before the commencement of exploration activities.
  After the specified term, the mining titleholder must submit a report to OSINERGMIN specifying the performed reconstruction and closing activities and a copy to the General Bureau of Environmental Mining Affairs.

Footnotes

1 Influence area considered according to the criteria established in the Environmental Guide for Exploration Activities in Mining Fields in Peru (hereinafter 'Guide')

Summary: To inform about change of Titleholder of 'Pampa del Pongo' Exploration Project

TO THE GENERAL BUREAU OF ENVIRONMENTAL MINING AFFAIRS OF THE MINISTRY OF ENERGY AND MINES

CARDERO HIERRO DEL PERU S.A.C., with Taxpayer Identification Number 20477821121 with legal domicile at Av. de la Floresta No. 497, Piso 5, district of San Borja, province and department of Lima, duly represented by its General Manager Carlos Armando Ballón, identified with Peruvian Identification Document No. 07791493, according to power of attorney recorded in Certificate No. 12013386 of the Registry of Legal Entities in and for Lima.

MINERA KORIPAMPA DEL PERU S.A., with Taxpayer Identification Number 20288910325 with legal domicile at Av. de la Floresta No. 497, Piso 5, district of San Borja, province and department of Lima, duly represented by Mister Valentín Paniagua Jara, identified with Peruvian Identification Document No. 07270282, according to power of attorney recorded in Certificate No. 11833531 of the Registry of Legal Entities in and for Lima, we hereby state the following:

By Certificate of Environmental Feasibility No. 069-2008-MEM-AAM, dated April 28, 2008 your Bureau authorized 'Pampa del Pongo' Exploration Project to be developed in 'Retozo 90' and 'Retozo 91' mining concessions, located in the district of Bella Union, province of Caraveli, in the department of Arequipa.

'Retozo 90' and 'Retozo 91' mining concessions, as well as any authorization obtained by our company for performing mining works in said concessions have been transferred to company Cardero Hierro del Perú S.A. by Transfer of Mining Rights Agreement dated November 3, 2008, registered in the Public Registries on November 5, 2008.

Pursuant to the provisions of section 6 of the Environmental Regulation for Mining Exploration Activities, approved by Supreme Decree No. 020-2008-EM, the acquiror shall comply with all the provisions and obligations included in the environmental statement approved to its transferor.

Consequently, we hereby request to deem Cardero Hierro del Perú S.A. as titleholder of 'Pampa del Pongo' Exploration Project, thus said company being entitled to perform the drills specified in the mentioned Certificate of Environmental Feasibility.

THEREFORE

We request your Bureau to accept our request.

ADDITIONAL REQUEST

We hereto attach the Transfer Agreement and the Electronic Entries where it is evidenced the mining concessions transfer to the benefit of Cardero Hierro del Perú S.A.

Lima, November 24, 2008.

(signed)  Carlos Ballon

(signed) Valentin Paniagua

Carlos Armando Ballón Barraza

Valentín Paniagua Jara